THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account C

Multi-Fund 5®

Supplement dated September 15, 2011 to the prospectus dated May 1, 2011

As of September 15, 2011, the Multi-Fund 5® variable annuity contract is no longer available for purchase. This supplement is for informational purposes and is not applicable to existing contract owners.

Please retain this Supplement for future reference.